LOAN AGREEMENT
                                    BETWEEN
                         U.S. BANK NATIONAL ASSOCIATION
                                      AND
                                FAN ENERGY, INC.

     The undersigned, jointly and severally if more than one (herein called "Borrower"), hereby warrants, covenants and agrees with U.S. BANK NATIONAL ASSOCIATION (herein called "Bank"), as follows:]

1. BORROWING. In consideration of the mutual promises herein contained and in reliance upon the representations and warran6ties herein subject to the terms and conditions hereon, Bank does hereby commit or loan to Borrower, and Borrower acknowledges the following described indebtedness to Bank currently outstanding or which may be hereafter advanced:

         $150,000.00 Revolving Line of Credit

2. REPAYMENT: Borrower promises and agrees to repay the Loan and all other Indebtedness (as hereinafter defined) of Borrower to Bank with interest in accordance with the terms and conditions of the promissory note or notes (herein called the "Note") executed by Borrower herewith and any extensions or renewals thereof, it being agreed that all Indebtedness not evidenced by such Note shall be payable by Borrower to Bank upon demand.

3.  COLLATERAL.  Unsecured

4.  GUARANTOR:    George H. Fancher, Jr.

5. AFFIRMATIVE COVENANTS. So long as any part of the Indebtedness to Bank remains unpaid, Borrower will:
(a)  Furnish Bank with annual personal financial statements of guarantor;
(b) Furnish Bank within 30 days of filing, a complete copy of guarantor's annual income tax return including all schedules and exhibits;
(c)  Furnish Bank with quarterly company financial statements.

6. NEGATIVE COVENANTS. So long as any part of the indebtedness to Bank remains unpaid, Borrower will not, without Bank's prior written consent:
(a)  Incur any additional debt with9ut the prior written consent of the Bank.

7.  ENVIRONMENTAL PROVISIONS.

(a) The Borrower shall carry on the business and operations at the property to comply in all respects, and will remain in compliance, with all applicable Federal, state, regional, county or local laws, statues, rules, regulations or ordinate, concerning public health, safety or the environment including, without limitation, (i) laws or regulations relating to releases, discharges, emissions or disposals to air, water, land or groundwater, (ii) to the withdrawal or use of groundwater, (iii) to the use, handling or disposal of polychlorinated biphenyls (PCB's), asbestos or urea formaldehyde, (iv) to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, its derivatives, by-products or other hydrocarbons), and any other solid, liquid or gaseous substance, exposure to which is prohibited, limited or regulated, or may or could pose a hazard to the health and safety of the occupants of the Site and Facility or the property adjacent to or surrounding the Site, (v) to the exposure of persons to toxic, hazardous, or other controlled, prohibited or regulated substance, (vi) to the transportation, storage, disposal, management or release of gaseous or liquid substances, and any regulation, order, injunction, judgment, declaration, notice or demand issued thereunder.

(b) Bank's obligation to advance funds on any line of credit or other open ended credit arrangement will terminate upon the occurrence of a breach of any provision of this Section. Borrower agrees to indemnify and hold harmless Bank, its assigns, successors, and grantees against any and all claims and losses resulting from a breach of this Section and Borrower will pay or reimburse Bank for all costs and expenses for expert opinions or investigations required or requested by Bank in Bank's sole discretion, to insure compliance with this Section. This obligation to indemnify shall survive the payment of the indebtedness of Borrower to Bank.

8. EVENTS OF DEFAULT. Upon the occurrence of any of the following events, Bank may, at its option and without notice of any kind whatsoever, suspend or terminate future advances on any line of credit to Borrower and/or declare the principal of and interest on any Note of Borrower and all Indebtedness of Borrower then remaining unpaid to be immediately due and payable, all without demand, presentment or other notice of any kind, which are hereby expressly waived:
     (a) Non-payment of any principal or interest on its Indebtedness to Bank or liability to others when and as the same shall have come due and payable, whether at maturity, by acceleration or otherwise.
     (b) Failure to promptly perform and observe the covenants, terms, and conditions hereof, in the application relative hereto, or of any agreement or writing executed in connection with herewith or if any statement, warranty or representation made herein, or in any agreement, application, or writing made or executed and delivered to Bank in connection herewith is or proves to be untrue or misleading in any material respect.
     (c) Borrower's adjudication as a bankrupt, or if it makes any general assignment for the benefit of creditors, or the institution by or against it of any type of insolvency proceeding or of any proceeding for the liquidation or winding up of its affairs, or the appointment of a receiver or trustee for Borrower or for any of its assets, or the approval of a properly filed petition for its reorganization under the Bankruptcy Act or other similar act, or the filing of any petition by Borrower for an arrangement under Chapter XI of the Bankruptcy Act or other similar act.
     (d) Termination or dissolution of Borrower, and, if a partnership, death or judicial declaration of incompetency of any partner or proprietor.
     (e) If the Bank in good faith believes that the prospect of prompt payment of Indebtedness in full as and when due or the full performance of Borrower's obligation by Borrower is impaired.
     (f) The occurrence of any event described in subsections (b), (c), or (d) of the Negative Covenants Section herein with respect to any endorser or guarantor or any other party liable for payment of Borrower's Indebtedness to bank.

9.  MISCELLANEOUS.
     (a) As used herein "Indebtedness" means and includes: (i) all indebtedness and liabilities of whatsoever kind, nature or description owed to Bank by Borrower, whether direct or indirect, absolute or contingent, due or to become due, whether now existing or acquired, whether joint, joint and several, or several, and (ii) all costs and expenses incurred by Bank in the protection, preservation, enforcement and collection of any of the foregoing, including, without limitation, attorney's fees.
     (b) In all cases where the context and construction so require, all words used in the singular shall be deemed to have been used in the plural, and words in the plural shall be deemed to have been used in the singular, and words phrased in one gender shall include all genders.
     (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, representatives, successors, and assigns.
     (d) The laws of the State of Colorado shall govern this Agreement and all rights and obligations hereunder, including matters of construction, validity and performance.

     (e) No curse of dealing on the part of the Bank, its officers or employees, nor any failure or delay by Bank with respect to the exercise of any right, power or privilege by Bank under this loan agreement shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder. No waiver or default shall be effective unless in writing, signed by any officer of the Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this loan agreement shall operate as a waiver of any other default or right or of the same default or right on a future occasion.

Signed and sealed by Borrower this 1st day of June, 1999.

FAN ENERGY, INC.
1801 Broadway, Suite 720
Denver, CO 80202

BY:  /s/ George H. Fancher Jr.
     -------------------------------------
     George H. Fancher, Jr.

BY:  /s/ George H. Fancher Jr.
     -------------------------------------
     George H. Fancher, Jr., Guarantor


U.S. BANK NATIONAL ASSOCIATION
918 Seventeenth Street
Denver, Colorado 80202

BY:  /s/ Charles S. Searle
     --------------------------------------
     Charles S. Searle
     Senior Vice President